GLOBAL COMPROMISE SETTLEMENT AGREEMENT

AND MUTUAL GENERAL RELEASE

This Global Compromise Settlement Agreement and Mutual General Release (“Settlement Agreement”) is made and entered into by and among the Parties and is effective as of the Effective Date.

I.PARTIES

The parties to this Settlement Agreement are the following:

1.01.Approach Resources Inc., a Delaware corporation.

1.02.Approach Midstream Holdings LLC, a Delaware limited liability company.

1.03.Approach Oil & Gas Inc., a Delaware corporation.

1.04.Approach Operating, LLC, a Delaware limited liability company.

1.05.Approach Delaware, LLC, a Delaware limited liability company.

1.06.Approach Services, LLC, a Delaware limited liability company.

1.07.Approach Resources I, LP, a Texas limited partnership.

1.08.Alpine Energy Acquisitions, LLC, a Delaware limited liability company.

1.09.Alpine Energy Capital, LLC, a Delaware limited liability company.

II.Definitions

2.01.“Alpine Acquisitions” means Alpine Energy Acquisitions, LLC, a Delaware limited liability company.

2.02.“Alpine Capital” means Alpine Energy Capital, LLC, a Delaware limited liability company.

2.03.“Alpine Entities” means Alpine Acquisitions and Alpine Capital.

2.04.“Alpine Releasees” means the Alpine Entities, together with their respective affiliated or associated entities of whatever kind and the respective principals, past or present officers, directors, shareholders, managers, members, partners, employees, attorneys, agents, representatives, subsidiaries, parent entities, participants, heirs, assigns, insurance carriers, successors of the Alpine Entities and their respective affiliated or associated entities, and all persons, natural or corporate, in privity with them.

2.05.“Approach Delaware” means Approach Delaware, LLC, a Delaware limited liability company.

2.06.“Approach LP” means Approach Resources I, LP, a Texas limited partnership.

2.07.“Approach Midstream” means Approach Midstream Holdings LLC, a Delaware limited liability company.

2.08.“Approach O&G” means Approach Oil & Gas Inc., a Delaware corporation.

2.09.“Approach Operating” means Approach Operating, LLC, a Delaware limited liability company.

2.10.“Approach Services” means Approach Services, LLC, a Delaware limited liability company.

2.11.“Bankruptcy Cases” means the bankruptcy cases of any of the Debtors, which are being jointly administered under Case Number 19-36444 (MI).

2.12.“Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

2.13.“Bankruptcy Court Approval Order” means an order (a) that the Bankruptcy Court enters in the Bankruptcy Cases approving this Settlement Agreement; and (b) that all Parties have approved as to form and substance.

2.14.“Closing Date” means 4:00 p.m. Central Time on the date that is two (2) business days after the Effective Date, so long as no order staying the effectiveness of the Bankruptcy Court

Approval Order has been entered.  If an order staying the effectiveness of the Bankruptcy Court Approval Order has been entered, the Closing Date shall be two (2) business days after such stay terminates, provided that the Bankruptcy Court Approval Order has not been reversed or vacated in part or in whole.

2.15.“Company” means Approach Resources Inc., a Delaware corporation.

2.16.“Debtors” means the Company, Approach Midstream, Approach O&G, Approach Operating, Approach Delaware, Approach Services, and Approach LP.

2.17.“Debtor Releasees” means the Debtors, together with their respective affiliated or associated entities of whatever kind and the respective principals, past or present officers, directors, shareholders, managers, members, partners, employees, attorneys, agents, representatives, subsidiaries, parent entities, participants, heirs, assigns, insurance carriers, successors, estates, trustees of the Debtors and their respective affiliated or associated entities, and all persons, natural or corporate, in privity with them.

2.18.“Disputes” means any matter raised in the Notice, the Debtor’s written response to the Notice dated March 31, 2020, the Motion to Compel, the Motion to Enforce, and the Motion to Strike, or any matter, arising out of the same facts, transactions or occurrences, that was or could have been asserted by any Party.

2.19.“Effective Date” means the date on which the Bankruptcy Court enters the Bankruptcy Court Approval Order, provided that the Bankruptcy Court enters the Bankruptcy Court Approval Order in the form attached to this Settlement Agreement as Exhibit D.

2.20.“Escrow Agent” has the meaning assigned to it in the Purchase Agreement.

2.21.“Escrow Account” has the meaning assigned to it in the Purchase Agreement.

2.22.“Escrow Agreement” has the meaning assigned to it in the Purchase Agreement.

2.23.“Escrowed Funds” has the meaning assigned to it in the Purchase Agreement.

2.24.“Execution Date” means the date on which the last signature of the Parties is obtained on this Settlement Agreement.

2.25.“Joint Written Direction” means the joint written direction attached as Exhibit B to this Settlement Agreement.

2.26.“Motion to Compel” means the Motion for Entry of an Order Compelling (a) Debtors’ Payment of Expense Reimbursement Amount and (b) Return of Escrowed Funds [Dkt. No. 346].

2.27.“Motion to Enforce” means the Emergency Motion for Entry of an Order (i) Enforcing Sale Order and Asset Purchase Agreement; (ii) Compelling Performance; and (iii) Awarding Fees and Expenses Incurred by the Debtors’ Estates as a Result of Delayed Closing [Dkt. No. 356].

2.28.“Motion to Strike” means the Emergency Motion to Strike Evidence and Testimony [Dkt. No. 433].

2.29.“Notice” means the letter dated March 26, 2020 from Alpine Acquisitions to the Debtors.

2.30.“Parties” means the Company, Approach Midstream, Approach O&G, Approach Operating, Approach Delaware, Approach Services, Approach LP, Alpine Acquisitions, and Alpine Capital.  The Parties may be referred to individually as a “Party.”

2.31.“Purchase Agreement” means that certain Asset Purchase Agreement, dated as of February 4, 2020, by and among Alpine Acquisitions, the Company, and certain direct and indirect wholly owned subsidiaries of the Company, and joined in for certain purposes by Alpine Capital.  The Purchase Agreement is attached as Exhibit A.

2.32.“Sellers” means the Company, Approach O&G, Approach LP, Approach Operating, and Approach Services.

2.33.“Settlement Agreement” means this Global Compromise Settlement Agreement and Mutual General Release, including all attached exhibits and schedules, which are expressly incorporated into this Settlement Agreement as if set forth fully herein.

2.34.“Settlement Amount” means (a) the total amount of the Escrowed Funds, which includes the principal amount of NINETEEN MILLION TWO-HUNDRED FIFTY-THOUSAND U.S. DOLLARS ($19,250,000.00), together with any investment earnings or income thereon; and (b) the amount of TWO MILLION EIGHT-HUNDRED SEVENTY-FIVE THOUSAND U.S. DOLLARS ($2,875,000.00).

III.Recitals

3.01.On November 18, 2019, the Debtors filed the Bankruptcy Cases in the Bankruptcy Court.

3.02.On February 4, 2020, Sellers and the Alpine Entities executed the Purchase Agreement.

3.03.On March 4, 2020, the Bankruptcy Court entered the Order Approving (a) The Sale Of Substantially All Of The Debtors’ Assets Free And Clear Of All Liens, Claims, Encumbrances And Interests; And (b) The Assumption And Assignment Of Certain Contracts And Unexpired Leases [Dkt. No. 301].

3.04.On March 26, 2020, Alpine Acquisitions sent the Debtors the Notice, which notified the Debtors that Alpine Acquisitions intended to terminate the Purchase Agreement.

3.05.On March 31, 2020, the Debtors responded to the Notice in a written letter to Alpine Acquisitions.

3.06.On April 1, 2020, Alpine Acquisitions filed the Motion to Compel.

3.07.On April 6, 2020, the Debtors filed the Motion to Enforce.

3.08.On May 4, 2020, the Debtors filed the Motion to Strike.

3.09.The Parties now desire to settle the Disputes.

3.10.By executing this Settlement Agreement, no Party hereto concedes any legal or factual contentions of the other Party, but specifically denies same and enters into this Settlement Agreement solely to terminate and settle the Disputes between themselves in an effort to minimize costs, expenses, attorneys’ fees, and, most of all, for peace.

3.11.The Parties have negotiated and reached this Settlement Agreement in good faith, each represented by counsel.

3.12.The Parties acknowledge that this Settlement Agreement is subject to approval by the Bankruptcy Court.

IV.Scope of Settlement Agreement

4.01.Bona fide disputes and controversies exist, both as to the fact and extent of liability, if any, and as to the fact and extent of damages, if any, of any Party.  By reason of such disputes and controversies, and in order to avoid the expense and inconvenience of further litigation, the Parties desire to settle all claims, causes of action, contentions, and allegations that have been or could be asserted against each of them in the Disputes.

4.02.The Parties intend the full terms and conditions of the compromise and settlement to be set forth in this Settlement Agreement.

4.03.In consideration of the agreements, representations, and warranties contained within this Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

V.Representations and Warranties

The following representations and warranties shall survive the execution of this Settlement Agreement and the completion of the settlement provided below:

Capacity and Authority

5.01.Subject only to the requirement of Bankruptcy Court approval, the Debtors warrant and represent that they have the power, authority, and capacity to enter into this Settlement Agreement and that this Settlement Agreement and all documents to which they are parties delivered pursuant hereto are valid, binding, and enforceable upon them and their respective principals.

5.02.The Alpine Entities warrant and represent that they have the power, authority, and capacity to enter into this Settlement Agreement and that this Settlement Agreement and all documents to which they are parties delivered pursuant hereto are valid, binding, and enforceable upon them and their respective principals.

5.03.Except as provided in this Settlement Agreement, including the requirement of Bankruptcy Court approval, the Parties warrant and represent that no consent, approval, or authorization of, and no notice to, or filing with, any court, governmental authority, person or entity is required for the execution, delivery, and performance of this Settlement Agreement.

No Assignment

5.03.The Parties warrant and represent that they own the claim or claims released in this Settlement Agreement and that no part of their claim or claims has been assigned or transferred to any other person or entity.

VI.Settlement Terms

In reliance upon the representations, warranties, and covenants in this Settlement Agreement, the Parties have settled and compromised the Disputes by agreeing to the following:

Payments to the Company

6.01.The Alpine Entities shall cause to be paid to the Company: (a) the total amount of the Escrowed Funds, which includes the principal amount of NINETEEN MILLION TWO-HUNDRED FIFTY-THOUSAND U.S. DOLLARS ($19,250,000.00), together with any investment earnings or income thereon; and (b) the amount of TWO MILLION EIGHT-HUNDRED SEVENTY-FIVE THOUSAND U.S. DOLLARS ($2,875,000.00) (collectively, the “Settlement Amount”), which shall be paid as set forth below.

6.02.On or before the Closing Date, the Alpine Entities and the Company shall cause to be executed and delivered the Joint Written Direction, in the form attached as Exhibit B (in accordance with the terms set forth herein), to the Escrow Agent requiring the Escrow Agent to disburse to the Company the Escrowed Funds in immediately available funds via wire transfer to the following account:

Approach Resources Inc.

JPMorgan Chase Bank, N.A.

Account Number: [***]

ABA Routing Number: [***]

6.03.On or before the Closing Date, the Alpine Entities shall cause to be paid to the Company TWO MILLION EIGHT-HUNDRED SEVENTY-FIVE THOUSAND U.S. DOLLARS ($2,875,000.00) in immediately available funds via wire transfer to the following account:

Approach Resources Inc.

JPMorgan Chase Bank, N.A.

Account Number: [***]

ABA Routing Number: [***]

Evidence of Inability to Perform the Purchase Agreement

6.04.On or before the Execution Date, the Alpine Entities shall cause to be delivered to the Company documents sufficient to show that the Alpine Entities do not have cash,

unencumbered assets, or committed capital materially in excess of the Settlement Amount. Documents or information provided by the Alpine Entities pursuant to this section 6.04 shall be treated as confidential materials and, to the extent filed with the Bankruptcy Court in connection with the Bankruptcy Court Approval Order, shall be filed under seal and any reference to information in such documents shall be redacted from filings on the public docket; provided that the Debtors need not redact statements in any pleading indicating that this section 6.04 has been satisfied.

Approval by the Bankruptcy Court

6.05.Within two (2) business days of the Execution Date, the Debtors shall submit this Settlement Agreement to the Bankruptcy Court for approval by motion pursuant to Federal Rule of Bankruptcy Procedure 9019, in the form attached as Exhibit C, along with a proposed order in the form attached as Exhibit D.

Actions related to the Motion to Compel and the Motion to Strike

6.06.On or before the Closing Date, the Alpine Entities shall cause to be filed under seal with the Bankruptcy Court an amended Motion to Compel that omits any allegations of fraud and related allegations concerning intentional deceptive conduct.

6.07.On or before the Closing Date, the Debtors shall cause to be filed with the Bankruptcy Court a notice of withdrawal with prejudice of the Motion to Strike.

Termination of the Purchase Agreement

6.08.Immediately following the Company’s receipt of the Settlement Amount, and without further action by the Parties, the Purchase Agreement shall terminate pursuant to Section 13.1(a) of the Purchase Agreement.

6.09.To the extent the terms of this Settlement Agreement conflict with, or are inconsistent with, the terms of Purchase Agreement (including, for the avoidance of doubt, Section 13.3 of the Purchase Agreement), the terms of this Settlement Agreement shall prevail.

VII.Mutual General Release

7.01.The releases contained in paragraphs 7.02 and 7.03 below are expressly conditioned on, and shall not take effect until, the Company receives the Settlement Amount as provided in paragraphs 6.01, 6.02, and 6.03 above.

7.02.The Alpine Entities hereby generally release and forever discharge the Debtor Releasees from any and all claims, grievances, sanctions, demands, and causes of action, of whatever kind or character, whether in law or in equity, which the Alpine Entities have or may have in the future, whether known or unknown, based upon any events that have occurred prior to the Execution Date, including but not limited to all claims which have been or could have been asserted in the Disputes.  This release is to be construed as the broadest form of general release and, except as expressly set forth herein, includes all claims, whether known or unknown, based upon any events that have occurred prior to the Execution Date.  Notwithstanding the foregoing description of the scope of this release, nothing herein should be construed as releasing any obligation or duty undertaken in this Settlement Agreement.

7.03.The Debtors hereby generally release and forever discharge the Alpine Releasees from any and all claims, grievances, sanctions, demands, and causes of action, of whatever kind or character, whether in law or in equity, which the Debtors have or may have in the future, whether known or unknown, based upon any events that have occurred prior to the Execution Date, including but not limited to all claims which have been or could have been asserted in the Disputes.  This release is to be construed as the broadest form of general release and, except as expressly set forth herein, includes all claims, whether known or unknown, based upon any events that have occurred prior to the Execution Date.  Notwithstanding the foregoing description of the scope of this release, nothing herein should be construed as releasing any obligation or duty undertaken in this Settlement Agreement.

VIII.Attorneys’ Fees

8.01.The Parties shall bear their own attorneys’ fees and costs incurred in connection with the Disputes, and in connection with this Settlement Agreement.

IX.Choice of Law

9.01.This Settlement Agreement shall be governed and construed in accordance with the laws of the State of Texas, except that any conflict of law rule of that jurisdiction that may require reference to the laws of some other jurisdiction shall be disregarded.

X.Miscellaneous

10.01.The Parties expressly warrant and represent and hereby state that no promise or agreement, which is not herein expressed, has been made to them in executing this Settlement Agreement; that they are not relying upon any statement or representation of any opposing Party or any opposing Party’s agents or representatives; that they are relying on their own judgment in the execution of this Settlement Agreement; that they are knowingly waiving any claim that this Settlement Agreement was induced by any misrepresentations or nondisclosure; and that they are knowingly waiving any right to rescind, amend, or avoid this Settlement Agreement based upon presently existing facts, known or unknown.

10.02.This Settlement Agreement shall continue perpetually and shall be binding upon the Parties and their successors and assigns, and shall inure to the benefit of the Parties and their successors and assigns.  For the avoidance of doubt, “successors and assigns” shall include any trustee that may be appointed in the Bankruptcy Cases or any party seeking to act on behalf of any Debtor in the Bankruptcy Cases.

10.03.This Settlement Agreement represents the entire agreement among the Parties and supersedes all prior written or oral agreements, and the terms are contractual and not mere recitals.

10.04.This Settlement Agreement may not be amended, altered, modified, or changed in any way except in writing signed by all the Parties.

10.05.Each of the Parties expressly warrants that it has consulted legal counsel concerning the Disputes and the terms of this Settlement Agreement.  Each of the Parties further expressly warrants that its counsel has explained the provisions of this Settlement Agreement, including all attachments and the scope of the releases contained herein.  Each of the Parties expressly warrants that it fully understands the terms of this Settlement Agreement and that it signs this Settlement Agreement as its own free act.

10.06.This Settlement Agreement has been prepared by the joint efforts of counsel for the Parties.

10.07. This Settlement Agreement shall not in any manner constitute an admission of liability or wrongdoing on the part of any of the Parties.  Each of the Parties expressly denies any such liability or wrongdoing.  The Parties enter into this Settlement Agreement in compromise and settlement of the Disputes and for the sole purpose of avoiding further trouble and expense.  Except to the extent necessary to enforce this Settlement Agreement, neither this Settlement Agreement nor any part of it may be construed as, used, or admitted into evidence in any judicial, administrative, or arbitral proceeding, as an admission of any kind by any of the Parties.

10.08.This Settlement Agreement may be executed in counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

10.09.Each Party agrees to cooperate and, if necessary, execute additional documents or take additional actions to effectuate the terms and provisions of this Settlement Agreement.

10.10.All notices and other communications under this Settlement Agreement shall be in writing and will be deemed given (a) when delivered personally by hand, (b) when sent by email (with written confirmation of transmission) or (c) one (1) business day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and email addresses (or to such other address or email address as a Party may have specified by notice given to the other Party pursuant to this provision):

If to the Debtors:

Approach Resources Inc.

One Ridgmar Centre

6500 West Freeway, Suite 900

Fort Worth, Texas 76116

Attention:  Josh Dazey

Email:  jdazey@approachresources.com

With a copy (which will not constitute notice) to:

Thompson & Knight, LLP

1722 Routh Street, Suite 1500

Dallas, TX  75201

Attention:  Stephen Rasch

     David Bennett

Email:  Stephen.Rasch@tklaw.com

David.Bennett@tklaw.com

If to Alpine Acquisitions or Alpine Capital:

Alpine Energy Capital

3322 West End Avenue Suite 450

Nashville, TN 37203

Attention:  Chrystie Holmstrom

Email:  cholmstrom@ae-cap.com

With a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

1000 Louisiana, Suite 6800

Houston, TX 77002

Attention:  Kenneth Held

     Noelle Reed

Email: Kenneth.Held@skadden.com

Noelle.Reed@skadden.com

and

Rapp & Krock, PC

Post Oak Blvd, Suite 1200

Houston, TX 77056

Attention:  Henry Flores

Email:  hflores@rappandkrock.com

10.11.The Parties agree that any and all proceedings related to this Settlement Agreement will be filed and maintained only in the Bankruptcy Court, and the Parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court for such purposes and will receive notices at such locations as indicated in paragraph 10.10 above.

10.12.WAIVER OF JURY TRIAL. THE PARTIES EXPRESSLY AND IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY FOR ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDINGS ARISING UNDER OR RELATING TO THIS SETTLEMENT AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR THE RELATIONSHIP BETWEEN THE PARTIES, IN EACH CASE WHETHER SUCH CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[Remainder of Page Intentionally Left Blank]

AGREED:

APPROACH RESOURCES INC.

By: /s/ Sergei Krylov

Name: Sergei Krylov

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TEXAS	§

§

§

COUNTY OF TARRANT§

BEFORE ME, the undersigned authority, on this date personally appeared Sergei Krylov, the President and Chief Executive Officer of Approach Resources Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 9th day of June, 2020.

J.K. Brite III

Notary Public in and for

The State of Texas

Approach Midstream Holdings LLC

By: /s/ Sergei Krylov

Name: Sergei Krylov

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TEXAS	§

§

§

COUNTY OF TARRANT§

BEFORE ME, the undersigned authority, on this date personally appeared Sergei Krylov, the President and Chief Executive Officer of Approach Midstream Holdings LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 9th day of June, 2020.

J.K. Brite III

Notary Public in and for

The State of Texas

APPROACH OIL & GAS INC.

By: /s/ Sergei Krylov

Name: Sergei Krylov

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TEXAS	§

§

§

COUNTY OF TARRANT§

BEFORE ME, the undersigned authority, on this date personally appeared Sergei Krylov, the President and Chief Executive Officer of Approach Oil & Gas Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 9th day of June, 2020.

J.K. Brite III

Notary Public in and for

The State of Texas

APPROACH RESOURCES I, LP

By: /s/ Sergei Krylov

Name: Sergei Krylov

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TEXAS	§

§

§

COUNTY OF TARRANT§

BEFORE ME, the undersigned authority, on this date personally appeared Sergei Krylov, the President and Chief Executive Officer of Approach Resources I, LP, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 9th day of June, 2020.

J.K. Brite III

Notary Public in and for

The State of Texas

Approach Delaware, LLC

By: /s/ Sergei Krylov

Name: Sergei Krylov

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TEXAS	§

§

§

COUNTY OF TARRANT§

BEFORE ME, the undersigned authority, on this date personally appeared Sergei Krylov, the President and Chief Executive Officer of Approach Delaware, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 9th day of June, 2020.

J.K. Brite III

Notary Public in and for

The State of Texas

APPROACH OPERATING, LLC

By: /s/ Sergei Krylov

Name: Sergei Krylov

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TEXAS	§

§

§

COUNTY OF TARRANT§

BEFORE ME, the undersigned authority, on this date personally appeared Sergei Krylov, the President and Chief Executive Officer of Approach Operating, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 9th day of June, 2020.

J.K. Brite III

Notary Public in and for

The State of Texas

APPROACH SERVICES, LLC

By: /s/ Sergei Krylov

Name: Sergei Krylov

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TEXAS	§

§

§

COUNTY OF TARRANT§

BEFORE ME, the undersigned authority, on this date personally appeared Sergei Krylov, the President and Chief Executive Officer of Approach Services, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 9th day of June, 2020.

J.K. Brite III

Notary Public in and for

The State of Texas

ALPINE ENERGY ACQUISITIONS, LLC

By: /s/ Craig Perry

Name: Craig Perry

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TN	§

§

§

COUNTY OF Davidson§

BEFORE ME, the undersigned authority, on this date personally appeared Craig Perry, the President and Chief Executive Officer of Alpine Energy Acquisitions, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 3rd day of June, 2020.

/s/ Tiffany B. Vinson

Notary Public in and for

      The State of TN

ALPINE ENERGY CAPITAL, LLC

By: /s/ Craig Perry

Name: Craig Perry

Title: President and Chief Executive Officer

ACKNOWLEDGMENT:

STATE OF TN	§

§

§

COUNTY OF Davidson§

BEFORE ME, the undersigned authority, on this date personally appeared Craig Perry, the President and Chief Executive Officer of Alpine Energy Capital, LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN under my hand and seal this 3rd day of June, 2020.

/s/ Tiffany B. Vinson

Notary Public in and for

      The State of TN

Exhibit A

[Purchase Agreement]

Exhibit B

[Joint Written Direction]

Exhibit C

[Rule 9019 Motion]

Exhibit D

[Proposed Order granting Rule 9019 Motion]